Exhibit 10.62
AMENDMENT NO. 2 TO CONTRIBUTION AGREEMENT
     THIS AMENDMENT NO. 2 TO CONTRIBUTION AGREEMENT (this “Agreement”), dated as of October ____, 2010, by and among Campus Crest Communities, Inc., a Maryland corporation (the “Company”), and Campus Crest Communities Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership” and, together with the Company, the “Company Entities”), and Carl H. Ricker, Jr., an individual resident in the State of North Carolina, hereinafter referred to as “Ricker”.
W I T N E S S E T H:
     WHEREAS, the Company Entities and Ricker have entered into that certain Contribution Agreement, dated as of May 13, 2010, and that certain Amendment No. 1 to Contribution Agreement, dated as of September 13, 2010 (as amended, the “Contribution Agreement”); and
     WHEREAS, the Company Entities and Ricker desire to amend the Contribution Agreement, including, without limitation, Sections 1.3, 2.1(c), 2.1(d), 2.2(d) and 3.2(m) thereof.
     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties to the Contribution Agreement hereby agree that the Contribution Agreement shall be amended as follows:
     1. Amendment to Section 1.3. Section 1.3 of the Contribution Agreement is hereby deleted in its entirety and replaced with the following:
          “Consideration for the Formation Transaction. Upon the Closing, Ricker, in exchange for the Ricker Interests, shall receive from the Operating Partnership (i) Seventeen Million Four Hundred Eight Thousand Dollars ($17,408,000) and (ii) satisfaction of indebtedness with respect to the Ground Leases (as defined herein) owned by the Ricker Entities and/or the Student Housing Entities personally guaranteed by Ricker in no less than the amount of Twelve Million Five Hundred Nine Thousand Five Hundred Dollars ($12,509,500) (collectively, the consideration in this Section 1.3(i)-(ii), inclusive shall herein be referred to as the “Ricker Consideration”).”
     2. Amendment to Section 2.1(c). Section 2.1(c) of the Contribution Agreement is hereby deleted in its entirety and replaced with the following:
          “Intentionally Deleted.”
     3. Amendment to Section 2.1(d). Section 2.1(d) of the Contribution Agreement is hereby deleted in its entirety and replaced with the following:
          “Intentionally Deleted.”
     4. Amendment to Section 2.2(d). Section 2.2(d) of the Contribution Agreement is hereby deleted in its entirety and replaced with the following:
     “Intentionally Deleted.”

     5. Amendment to Section 3.2(m). Section 3.2(m) of the Contribution Agreement is hereby deleted in its entirety and replaced with the following:
          “Intentionally Deleted.”
     6. Amendment to Remainder of Contribution Agreement. The Contribution Agreement is hereby amended to delete any and all references to Ricker OP Units or any receipt of limited partnership units in the Operating Agreement by Ricker in exchange for the Ricker Interests.
     7. Remainder of Contribution Agreement Unchanged. Except as amended by this Amendment, the Contribution Agreement shall otherwise remain in full force and effect.
     8. Governing Law. This Amendment shall be governed by and construed under the laws of the State of North Carolina, without giving effect to choice of law principles thereof.
     9. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[Signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

COMPANY ENTITIES: CAMPUS CREST COMMUNITIES, INC.
By:	/s/ Donald L. Bobbitt, Jr.
	Name:	Donald L. Bobbitt, Jr.
	Title:	Chief Financial Officer

CAMPUS CREST COMMUNITIES OPERATING PARTNERSHIP, LP
By:	Campus Crest Communities GP, LLC, Its General Partner

By:	Campus Crest Communities, Inc.
Its Sole Member
By:	/s/ Donald L. Bobbitt, Jr.
	Name:	Donald L. Bobbitt, Jr.
	Title:	Chief Financial Officer

RICKER:
/s/ Carl H. Ricker, Jr.
Carl H. Ricker, Jr.

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